UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 6, 2010

TFS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	001-33390	52-2054948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Broadway Ave., Cleveland, Ohio	44105
(Address of principle executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 441-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

In the press release attached as Exhibit 99.1, TFS Financial Corporation (the “Company”) will host a conference call on Monday, August 9, 2010 at 2:00 p.m. Eastern Daylight Time to discuss the Company’s home equity line of credit portfolio. The conference call can be accessed by dialing 877-292-3125 and entering conference ID 93261190. An audio replay of the conference call will be available on the Investor Relations page on our website www.thirdfederal.com from 5:00 p.m. August 10, 2010 through 5:00 p.m. August 26, 2010.

The information contained in this Item 7.01 is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit

99.1	Press Release issued August 6, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFS FINANCIAL CORPORATION (Registrant)

Date: August 6, 2010	By:	/s/ David S. Huffman
David S. Huffman
Chief Financial Officer